UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 28, 2020

Commission File No. 0-19341

BOK FINANCIAL CORP ET AL
(Exact name of registrant as specified in its charter)

Oklahoma		73-1373454
(State or other jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa,	Oklahoma	74192
(Address of Principal Executive Offices)		(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07. Submission of Matters to a Vote of Security Holders

(a)	On April 28, 2020, BOK Financial Corporation (“BOKF”) held its annual meeting of shareholders.

(b)
The matters voted upon at the annual meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

1. Election of Directors	For	Against/Withheld	Abstain	Non-Vote
Alan S. Armstrong	54,310,242	3,709,107	--	8,959,388
C. Fred Ball Jr.	54,330,439	3,688,910	--	8,959,388
Steven Bangert	51,377,759	6,641,590	--	8,959,388
Peter C. Boylan, III	54,290,571	3,728,778	--	8,959,388
Steven G. Bradshaw	51,393,195	6,626,154	--	8,959,388
Chester E. Cadieux, III	49,752,232	8,267,117	--	8,959,388
Gerard P. Clancy	47,012,088	11,007,261	--	8,959,388
John W. Coffee	54,450,354	3,568,995	--	8,959,388
Joseph W. Craft, III	54,205,517	3,813,832	--	8,959,388
Jack E. Finley	50,067,060	7,952,289	--	8,959,388
David F. Griffin	47,019,106	11,000,243	--	8,959,388
V. Burns Hargis	53,663,915	4,355,434	--	8,959,388
Douglas D. Hawthorne	50,120,592	7,898,757	--	8,959,388
Kimberley D. Henry	54,428,953	3,590,396	--	8,959,388
E. Carey Joullian, IV	49,234,141	8,785,208	--	8,959,388
George B. Kaiser	49,683,302	8,336,047	--	8,959,388
Stanley A. Lybarger	46,785,680	11,233,669	--	8,959,388
Steven J. Malcolm	54,289,743	3,729,606	--	8,959,388
Steven E. Nell	49,221,692	8,797,657	--	8,959,388
E.C. Richards	47,020,698	10,998,651	--	8,959,388
Claudia San Pedro	46,769,869	11,249,480	--	8,959,388
Michael C. Turpen	54,385,959	3,633,390	--	8,959,388
R. A. Walker	54,427,404	3,591,945	--	8,959,388
Rose M. Washington	54,575,838	3,443,511		8,959,388
2. Ratification of Ernst & Young LLP as Auditor for Fiscal Year Ending December 31, 2020	66,459,605	509,686	9,446	--

3. Advisory vote to approve the compensation of named executive officers	57,513,021	330,042	176,286	8,959,388

ITEM 9.01. Financial Statements and Exhibits.

(a)	Exhibits

101        Interactive Data Files.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell
Steven E. Nell
Executive Vice President
Chief Financial Officer
Date: May 4, 2020